FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

made as of February 13, 2006

Between

Cancable Inc.

Cancable Holding Corp.

and

Laurus Master Fund, Ltd.

FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT made as of February 13, 2006 (this “First Amendment”) between Cancable Inc., an Ontario corporation (the “Company”), Cancable Holding Corp., a Delaware corporation (“Cancable Parent”) and Laurus Master Fund, Ltd., a Cayman Islands company (the “Purchaser”).

RECITALS

A.	The Company, Cancable Parent and the Purchaser entered into a Securities Purchase Agreement dated December 31, 2005 (the “2005 Securities Purchase Agreement”).

B.
Creative Vistas, Inc., an Arizona corporation, and the parent company to the Company and Cancable Parent, with Iview Digital Video Solutions Inc. and Iview Holding Corp., is now entering into a Securities Purchase Agreement made as of February •, 2006 with the Purchaser (the “2006 Securities Purchase Agreement”).

C.	It is a condition of entering into the 2006 Securities Purchase Agreement that the 2005 Securities Purchase Agreement is amended.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS

1.1	Amendment to Section 6 (Covenants of the Company) of the 2005 Securities Purchase Agreement

Section 6 of the 2005 Securities Purchase Agreement is amended to insert the following provision after Section 6.14:

“6.15 . Reporting Requirements.

The Company will deliver, or cause to be delivered, to the Purchaser each of the following, which shall be in form and detail acceptable to the Purchaser:

(a)
As soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Company, each of the Company’s and each of its Subsidiaries’ audited financial statements with a report of independent certified public accountants of recognized standing selected by the Company and acceptable to the Purchaser (the “Accountants”), which annual financial statements shall be without qualification and shall include each of the Company’s and each of its Subsidiaries’ balance sheet as at the end of such fiscal year and the related statements of each of the Company’s and each of its Subsidiaries’ income, retained earnings and cash flows for the fiscal year then ended, prepared on a consolidating and consolidated basis to include the Company, each Subsidiary of the Company and each of their respective affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) if and when available, copies of any management letters prepared by the Accountants; and (ii) a certificate of the Company’s President, Chief Executive Officer or Chief Financial Officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) and, if so, stating in reasonable detail the facts with respect thereto;

(b)
As soon as available and in any event within forty five (45) days after the end of each fiscal quarter of the Company, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of the Company and each of its Subsidiaries as at the end of and for such quarter and for the year to date period then ended, prepared on a consolidating and consolidated basis to include all the Company, each Subsidiary of the Company and each of their respective affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of the Company’s President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Event of Default (as defined in the Note) not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

1.2	Amendment to Section 4.1 (Organization, Good Standing and Qualification) of the 2005 Securities Purchase Agreement

The definition of “Related Agreements” in Section 4.1 of the 2005 Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following at the end of Section 4.1:

(i) The Master Security Agreement dated as of September 30, 2004 granted by Creative Vistas, Inc., A.C. Technical Systems Ltd., A.C. Technical Acquisition Corp. (now Creative Vistas Acquisition Corp.) and Cancable Parent, Iview Digital Video Solutions Inc., Cancable Inc., and Cancable, Inc. (pursuant to the Joinder and Confirmation of Security dated as of December 31, 2005 between Cancable Parent, Iview Digital Video Solutions Inc., Cancable Inc., Cancable, Inc., Creative Vistas, Inc., Creative Vistas Acquisition Corp., A.C. Technical Systems Ltd. and Brent W. Swanick (the “2005 Joinder”) in favour of the Purchaser; (ii) the Subsidiary Guaranty dated as of September 30, 2004 granted by A.C. Technical Systems Ltd., A.C. Technical Acquisition Corp. (now Creative Vistas Acquisition Corp.) and Cancable Parent, Iview Digital Video Solutions Inc., Cancable Inc. and Cancable, Inc. (pursuant to the 2005 Joinder) in favour of the Purchaser; (iii) the Guaranty dated as of September 30, 2004 granted by Brent W. Swanick in favour of the Purchaser; (iv) the Share Pledge Agreement dated as of September 30, 2004 granted by A.C. Technical Systems Ltd., A.C. Technical Acquisition Corp. (now Creative Vistas Acquisition Corp.) and Cancable Parent, Iview Digital Video Solutions Inc., Cancable Inc., and Cancable, Inc. (pursuant to the 2005 Joinder) in favour of the Purchaser; (v) the Share Pledge Agreement dated as of September 30, 2004 granted by Creative Vistas, Inc. and Cancable Parent, Iview Digital Video Solutions Inc., Cancable Inc., and Cancable, Inc. (pursuant to the 2005 Joinder) in favour the Purchaser; (vi) this Agreement; (vii) the Note and the Option; (viii) the Escrow Agreement, (ix) the Guaranty dated as of December 31, 2005 granted by Creative Vistas, Inc., Cancable Parent, Cancable, Inc., Creative Vistas Acquisition Corp., A.C. Technical Systems Ltd. and Iview Digital Video Solutions Inc. in favour of the Parent; (x) the Master Security Agreement dated as of December 31, 2005 granted by Creative Vistas, Inc., Iview Digital Video Solutions Inc., Cancable Inc., Cancable, Inc., Cancable Parent, A.C. Technical Systems Ltd. and Creative Vistas Acquisition Corp.; (xi) the Pledge Agreement dated as of December 31, 2005 granted by Creative Vistas, Inc., Creative Vistas Acquisition Corp., Cancable Inc. and Cancable Parent; (xii) the 2005 Joinder; (xiii) and all other agreements related to this Agreement and the Note and referred to herein (the preceding clauses (i) to (xiii), collectively, the “Related Agreements”).

ARTICLE II
CONDITIONS PRECEDENT

2.1 Conditions Precedent

This First Amendment shall become effective as of the date hereof upon satisfaction in full (in the sole opinion of the Purchaser) of the following condition: (a) the Purchaser shall have received this First Amendment duly executed and delivered by the Company and Cancable Parent.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties True and Correct

After giving effect to this First Amendment, each of the representations and warranties of the Company and Cancable Parent contained in the 2005 Securities Purchase Agreement and each of the other Related Agreements (as defined therein and amended and restated herein) is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the 2005 Securities Purchase Agreement).

3.2 No Default or Event of Default

After giving effect to this First Amendment, no Event of Default (as defined in the 2005 Securities Purchase Agreement) shall have occurred and be continuing.

ARTICLE IV
MISCELLANEOUS

4.1 Consent of the Purchaser

The Purchaser consents to the amendments provided herein.

4.2 No Other Amendments, Waivers or Consents

Except as expressly amended, waived or consented to herein, the 2005 Securities Purchase Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. Without limiting the foregoing, except as expressly provided herein, this First Amendment shall not be deemed a waiver of, or consent to, or modification of, any term or condition of the 2005 Securities Purchase Agreement by the Purchaser and shall not be deemed to prejudice any right or rights which the Purchaser may now have or may have in the future under or in connection with the 2005 Securities Purchase Agreement.

4.3 Further Assurances

Each of the parties hereto shall with reasonable diligence do all such things and provide all such reasonable assurances as may be required to consummate the amendments contemplated by this First Amendment and each of the parties hereto shall provide such further documents or instruments required by the other party as may be reasonably necessary or desirable to effect the purpose of this First Amendment and carry out its provisions.

4.4 Time

Time is of the essence in the performance of the parties’ respective obligations in this First Amendment.

4.5 Governing Law

This First Amendment is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

4.6 Successors and Assigns

This First Amendment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Purchaser. Nothing in this First Amendment, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this First Amendment.

4.7 Counterparts

This First Amendment may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile and all such counterparts and facsimiles shall together constitute on and the same agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

CANCABLE INC.
By:	/s/ HEUNG HUNG LEE
Name: Heung Hung Lee
Title: Secretary

CANCABLE HOLDING CORP.
By:	/s/ DOMINIC BURNS
Name: Dominic Burns
Title: President

The following person is signatory to this First Amendment in its capacity as Purchaser.

LAURUS MASTER FUND, LTD
By:	/s/ EUGENE GRIN
Name: Eugene Grin
Title: Director